#00241457 – HMS Prospectus Supplement

Filed pursuant to 497(e)

File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated January 17, 2020

to the Prospectus Dated May 1, 2019

This supplement revises certain information regarding the International Equity Fund (the “Fund”), a series of Homestead Funds, Inc., contained in the above-referenced Prospectus. Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds Inc.’s website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

International Equity Fund

Effective immediately, all references to and information relating to Scott Crawshaw in the Prospectus are deleted and all references to the portfolio managers of the Fund refer to Ferrill Roll, Andrew West, Bryan Lloyd, and Patrick Todd.